UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): February 10, 2022

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480-781-5000
(Registrant’s telephone number, including area code)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	CSL	New York Stock Exchange
Preferred stock purchase rights	n/a	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.            Results of Operations and Financial Condition.

See the attached press release reporting the fourth quarter of 2021 earnings of Carlisle Companies Incorporated (the “Company”) hereby furnished.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, the Company announced the appointment of Kevin P. Zdimal as Vice President and Chief Financial Officer of the Company, effective March 1, 2022, succeeding Robert M. Roche who is stepping down from the Company as part of a planned transition after holding that position since February 15, 2017.

Mr. Zdimal, age 51, has held several leadership positions at Carlisle starting in 1995, including Vice President, Finance and Administration of Carlisle Interconnect Technologies for periods from January 1999 to August 2008, Treasurer of the Company from September 2008 to May 2010, Vice President and Chief Accounting Officer of the Company from May 2010 to May 2016, Vice President, Business Development of the Company from May 2016 to May 2018 and most recently as Vice President, Corporate Development for the Company. Prior to joining Carlisle, Mr. Zdimal was employed by Coopers & Lybrand for three years.

In connection with his appointment as Vice President and Chief Financial Officer, Mr. Zdimal will receive an annual base salary of $630,000, subject to increase from time to time at the discretion of the Compensation Committee of the Board (the “Compensation Committee”). Pursuant to the Company’s Incentive Compensation Program (the “Incentive Compensation Program”), Mr. Zdimal will be eligible to earn an annual bonus equal to 80% to 160% of his base salary, based on the Company’s prior year performance and subject to the discretion and approval of the Compensation Committee, and will be eligible for annual long-term incentive equity grants with a grant date target value equal to 200% of his base salary, with the first annual award made on February 8, 2022. The Company’s annual equity grants currently include stock options, performance shares and time-vested restricted stock (each weighted 33-1/3%). All of the Company’s equity grants contain restrictive covenants which will prohibit Mr. Zdimal from (i) competing with the Company or soliciting or employing any Company personnel for one year following his termination or (ii) disclosing any of the Company’s confidential or non-public information. Mr. Zdimal will continue to participate in the Company’s defined benefit retirement plan, the supplemental pension plan (as amended, the “Supplemental Retirement Plan”), the deferred compensation plan (as amended, the “Deferred Compensation Plan”) and all other of the Company’s employee benefit plans from time to time in effect and available to the Company’s senior executives, which are outlined in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2021 (the “2021 Proxy Statement”). The material elements of the Company’s executive compensation program are described under the heading “Compensation Discussion and Analysis” in the 2021 Proxy Statement.

Mr. Zdimal will also continue as a party to the Company’s standard executive severance agreement (the “Executive Severance Agreement”), providing for benefits in the event of a “change of control,” defined generally as an acquisition by any third party of 20% or more of the outstanding voting shares of the Company or a change in the majority of the Board. In the event that Mr. Zdimal’s employment is terminated within three years of a “change of control,” he would be entitled to three years compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment with the Company, equity vesting and continuation of all life, accident, health, savings and other fringe benefits, all in accordance with and subject to the terms of the Executive Severance Agreement.

The foregoing descriptions of the Incentive Compensation Program, the Supplemental Pension Plan, the Deferred Compensation Plan and the Executive Severance Agreement are qualified in their entirety by reference to the full text of such plans or agreements. A copy of the Incentive Compensation Program (as amended and restated) is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. A copy of the Supplemental Pension Plan (as amended and restated) is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. A copy of the Deferred Compensation Plan (as amended and restated) is filed as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the form of the Executive Severance Agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed on April 12, 2017.

There are no arrangements or understandings between Mr. Zdimal and any other person pursuant to which he was selected as Vice President and Chief Financial Officer, nor are there any transactions involving the Company and Mr. Zdimal that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On February 10, 2022, the Company also announced that it has realigned its construction materials businesses into two segments organized around its products and applications for the sustainable Building Envelope. The two segments are Carlisle Construction Materials and Carlisle Weatherproofing Technologies. The realignment will be reflected in the Company’s quarterly and full-year 2022 financial results. No changes have been made to either of the Company’s other two segments – Carlisle Interconnect Technologies or Carlisle Fluid Technologies.

In connection with the realignment of the Company’s construction materials business, the Company announced the appointment of Steve Schwar and Frank Ready as Presidents of the business segments, Carlisle Construction Materials and Carlisle Weatherproofing Technologies, respectively, both reporting to Nick Shears, Group President.

Copies of the Company’s press releases relating to Item 2.02, Item 5.02 and Item 8.01 herein are attached hereto as Exhibit 99.1 and 99.2 and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit Title

10.1	Carlisle Companies Incorporated Amended and Restated Nonqualified Deferred Compensation Plan.
99.1	Press release reporting fourth quarter 2021 earnings of Carlisle Companies Incorporated.
99.2	Press release announcing leadership changes and new segment structure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	February 10, 2022	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer